MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY
                        AGREEMENT AND FINANCING STATEMENT

                                      FROM

                             SUN RIVER ENERGY, INC.,
                             a Colorado corporation

                                       TO

                               NOVA LEASING, LLC,
                       a Wyoming limited liability company


                        Dated as of ______________, 2006


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"THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS."

"THE MORTGAGED PROPERTY INCLUDES OIL AND GAS INTERESTS AND WILL BE FINANCED AT THE WELLHEADS OF WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A ATTACHED HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"THIS INSTRUMENT ALSO COVERS PROCEEDS OF THE MORTGAGED PROPERTY."



               WHEN RECORDED AND FILED, RETURN TO:


                                   MORTGAGE, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


                  THIS MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT dated as of ____________, 2006 is from SUN RIVER ENERGY, INC., a Colorado corporation, the Mortgagor and Debtor hereunder (herein called the "Mortgagor") to NOVA LEASING, LLC, a Wyoming limited liability company, the Mortgagee and Secured Party hereunder (herein collectively called the "Mortgagee").

                              W I T N E S S E T H :

                  WHEREAS, Mortgagee has entered into a Promissory Note dated _______________, 2006 (the "Note") with Mortgagee, pursuant to the terms of which Mortgagor has agreed to pay Mortgagee the sum of SIX MILLION SIX HUNDRED THOUSAND AND 00/100ths DOLLARS ($6,600,000.00) together with interest at the rate of seven and one half Per Cent (7 1/2%) per annum, in accordance with the terms thereof. Principal and interest are due and payable in full on October 15, 2008. The principal balance of the Note, together with interest then accrued, may be paid at any time prior to maturity subject to the terms of the Note.

                  NOW,  THEREFORE,  in  consideration of the premises and of the
debts  and  agreements  mentioned   hereinabove  and  other  good  and  valuable
consideration, the parties hereby agree as follows:

     1. For purposes of this mortgage, unless the context requires otherwise:

     A. "oil and gas leases" shall include oil, gas and mineral leases and shall also include subleases and assignments of operating rights.

     B. "Hydrocarbons" shall mean oil, gas and other liquid or gaseous Hydrocarbons.

     C. "Production Sale Contracts" shall mean contracts now in effect, or hereinafter entered into by the Mortgagor, or Mortgagor's predecessors in interest, for the sale, purchase, exchange or processing of Hydrocarbons produced from the lands described in Exhibit A attached hereto and made a part hereof.

     D. "lands described in Exhibit A" shall include any lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference to another instrument or document, and shall also include any and all lands now or hereafter unitized or pooled with lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference.

     E. "Operating Equipment" shall mean all surface or subsurface machinery, equipment, facilities, supplies or other property of whatsoever kind or nature (excluding drilling rigs, trucks, automotive equipment or other property taken to the premises to drill a well or for other similar temporary uses) now or hereafter located on or under any of the lands described in Exhibit A which are useful for the production, treatment, storage or transportation of Hydrocarbons, including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, casing, tubing, rods, pumping units ,and engines, Christmas trees, derricks, separators, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), chemicals, solutions, water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading racks, loading docks, and shipping facilities.

     F. "Mortgaged Property" shall mean the properties, rights and interests hereinafter described and defined as the "Mortgaged Property."

     G. "Indebtedness" and "Note" shall have the respective meanings set forth in Section 1.2 of Article I hereof.

     2. The Mortgagor, for and in consideration of the premises and the debts hereinafter and hereinabove mentioned, has granted, and does by these presents MORTGAGE, WARRANT, GRANT, BARGAIN, SELL, TRANSFER, CONVEY AND GRANT a security interest to Mortgagee, its successors and assigns, in and to all of the Mortgagor's right, title and interest, whether now owned or hereafter acquired, in all of the hereinafter described properties, rights and interests; and insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, contract rights, inventory, fixtures, proceeds of collateral or any other personal property of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code, Mortgagor hereby grants to Mortgagee, a security interest therein; namely:

     (a) the lands described in Exhibit A, and the oil and gas leases, fee, mineral, overriding royalty and other interests which are specifically described or capable of derivation from the description in Exhibit A;

     (b) the presently existing unitization, communitization and pooling agreements and the properties covered and units created thereby (including all units formed under orders, regulations, rules or other official acts of any federal, state or other governmental agency having jurisdiction) which are specifically described in Exhibit A or, though not described, which relate to any of the properties and interests specifically described in Exhibit A;

     (c) the Hydrocarbons which are in, under, upon, produced or to be produced from the lands described in Exhibit A;

     (d) the Production Sale Contracts;

     (e) the Operating Equipment;

     (f) all easements, permits, licenses, servitudes and rights of way situated upon, used or useful or held for use in connection with the lands described in Exhibit A;

     (g) all division orders, transfer orders, title opinions and other similar or dissimilar documents or instruments having regard to, useful in connection with or required for the sale, exchange, disposition and transportation of Hydrocarbons from the lands described in Exhibit A;

     (h) without limiting the foregoing, all of Mortgagor's right, title and interest, whether now owned or hereafter acquired by operation of law or otherwise in and to the oil and gas leases, Hydrocarbons, Production Sale Contracts, lands described in Exhibit A, Operating Equipment, and all other interests in property of every kind or character, insofar as they relate to or cover the lands described or referred to in Exhibit A, even though such rights, title and interests be incorrectly or insufficiently described or referred to therein, or a description thereof be omitted from Exhibit A;

     (i) all proceeds (including without limitation, insurance proceeds and proceeds from sale, barter or exchange) and additions and accessions to any or all of the foregoing,

     together with any and all corrections or amendments to, or renewals or extensions or ratifications of, any of the same or of any instrument relating thereto and all contracts, operating agreements, records, logs, tenements, hereditaments and appurtenances now existing or in the future obtained in connection with any of the aforesaid, and all other things of value and incident thereto which Mortgagor might at any time have or be entitled to, all of the aforesaid properties, rights and interests, together with any additions thereto which may be subjected to the lien of this mortgage by means of supplements hereto, being hereinafter called the "Mortgaged Property." Mortgagor may substitute collateral and property in value equal to or greater than the Mortgaged Property in which case the substituted property shall become the Mortgaged Property. Mortgagee agrees to release the original Mortgaged Property upon satisfactory substitution.

     TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee to secure the payment of the Indebtedness and to secure the performance of the obligations of the Mortgagor herein contained.

                                    ARTICLE I

                              INDEBTEDNESS SECURED

                  The Mortgagor in consideration of the premises and to induce the Mortgagee to make the loans above described, hereby covenants and agrees with the Mortgagee as follows:

     1.1 Items of Indebtedness Secured. The following items of indebtedness are secured hereby:

     (a) The Note;

     (b) Any sums advanced or expenses for costs incurred (including, without limitation, all attorneys' fees and other legal, management and consulting expenses) by the Mortgagee (or any receiver appointed hereunder) which are made or incurred pursuant to or permitted by law, the terms hereof, plus interest thereon at the rate herein specified or otherwise agreed upon, from the date of the advances or the incurring of such expenses or costs until reimbursed;

     (c) Any extensions or renewals of all such indebtedness described above, whether or not Mortgagor executes any extension agreement or renewal instrument.

     1.2 Indebtedness and Note Defined. All of the above items of indebtedness are hereinafter and hereinbefore collectively referred to as "the Indebtedness." Any promissory note evidencing any part of the Indebtedness, including, without limitation, the Note, is hereinafter referred to as a "Note".

                                   ARTICLE II

                PARTICULAR COVENANTS AND WARRANTIES OF MORTGAGOR

     2.1 Payment of the Indebtedness. The Mortgagor will duly and punctually pay the Indebtedness, including each and every obligation owing on account of the Note.

     2.2 Warranties. The Mortgagor warrants that:

     (a) the oil and gas leases described in Exhibit A hereto are valid, subsisting leases, superior and paramount to all other oil and gas leases respecting the properties to which they pertain;

     (b) the Mortgagor, to the extent of the interests specified in Exhibit A, has valid and indefeasible title to each property right or interest constituting the Mortgaged Property and has a good and legal right to grant and convey the same to the Mortgagee, it being understood that the Mortgagor's interest in each oil and gas lease shall exceed the Mortgagor's net interest in production from such lease to the extent of the Mortgagor's proportionate share of the burden of all royalties, overriding royalties and other such payments out of production;

     (c) the Mortgaged Property is free from all encumbrances or liens whatsoever, except as permitted by the provisions of Section 2.5(e) hereof;

     (d) the Mortgagor is not obligated, by virtue of any prepayment under any contract providing for the sale by Mortgagor of Hydrocarbons which contains a "take or pay" clause or under any similar arrangement, to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefore; and

     (e) Mortgagor will warrant and forever defend the Mortgaged Property unto the Mortgagee against every person whomsoever lawfully claiming the same or any part thereof, and Mortgagor will maintain and preserve the lien hereby created so long as any of Indebtedness remains unpaid.

     2.3 Further Assurances. The Mortgagor will execute and deliver such other and further instruments and will do such other and further acts as in the opinion of the Mortgagee may be necessary or desirable to carry out more effectually the purposes of this mortgage, including, without limiting the generality of the foregoing,

     (a) prompt correction of any defect which may be hereafter discovered in the title to the Mortgaged Property or in the execution and acknowledgment of this mortgage, the Note, or any other document executed in connection herewith; and

     (b) prompt execution and delivery of all division or transfer orders which in the opinion of the Mortgagee are needed to transfer effectually to the Mortgagee the assignment of proceeds of production from the Mortgaged Property.

     2.4 Payment of Taxes. So long as the Indebtedness or any part thereof remains unpaid, Mortgagor shall pay or cause to be paid promptly and in all events prior to delinquency all taxes, assessments and governmental charges now or hereafter assessed or imposed upon or with respect to, measured by or charged against the Mortgaged Property, the development, operation, production, sale and transmission of the Hydrocarbons, or this mortgage and the Indebtedness or assessed against or imposed upon Mortgagor because of the Mortgagor's ownership of the Mortgaged Property or any part thereof.

     2.5 Operation of the Mortgaged Property. So long as the Indebtedness or any part thereof remains unpaid, and whether or not the Mortgagor is the operator of the Mortgaged Property, the Mortgagor shall, at the Mortgagor's own expense:

     (a) Do or cause to be done all things necessary to keep unimpaired the Mortgagor's rights in the Mortgaged Property and not, except in the ordinary course of business, abandon any well or forfeit, surrender or release any oil and gas lease or any rights in the Mortgaged Property;

     (b) Cause the lands described in Exhibit A to be maintained, developed, protected against drainage, and continuously operated for the production of Hydrocarbons in a good and workmanlike manner as would a prudent operator, and in accordance with generally accepted practices, applicable operating agreements, and all applicable federal, state and local laws, rules and regulations, excepting those being contested in good faith;

     (c) Cause to be paid, promptly as and when due and payable, all rentals and royalties payable in respect of the Mortgaged Property, and all expenses incurred in or arising from the operation or development of the Mortgaged Property;

     (d) Cause the Operating Equipment to be kept in good and effective operating condition, and all repairs, renewals, replacements, additions and improvements thereof or thereto, and needful to the production of Hydrocarbons from the lands described in Exhibit A, to be promptly made;

     (e) Cause the Mortgaged Property to be kept free and clear of liens, charges and encumbrances of every character, other than (l) the lien hereof, (2) taxes constituting a lien but not due and payable, (3) defects or irregularities in title, and liens, charges or encumbrances, which are not such as to interfere materially with the development, operation or value of the Mortgaged Property and not such as to affect materially title thereto, (4) those being contested by the Mortgagor in good faith and in such manner as not to jeopardize the Mortgagee's rights in and to the Mortgaged Property, and (5) those consented to in writing by the Mortgagee; and

     (f) Carry with standard insurance companies and in amounts satisfactory to the Mortgagee the following public liability and property damage insurance in respect of all activities in which the Mortgagor might incur personal liability for the death of or injury to an employee or third person, or damage to or destruction of another's property; and (2) to the extent such insurance is carried by others engaged in similar undertakings in the same general areas in which the Mortgaged Property is located, insurance in respect of the Operating Equipment, against loss or damage by fire, lightning, hail, tornado, flood, explosion and other similar risks, with loss payable endorsements in favor of the Mortgagee, as its interests may appear and a provision for maximum time for prior written notice to the Mortgagee of cancellation; and the Mortgagee may apply any part or all proceeds of such insurance when it may receive the same toward part or full satisfaction of the Indebtedness whether or not then due, or may at its sole option deliver all or part of such proceeds to the Mortgagor for the repair or replacement of such parts of the Mortgaged Property as may have been damaged or destroyed.

     2.6 Recording and Filing. The Mortgagor will promptly, and at the Mortgagor's sole expense, record, register, deposit and file this and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to create, preserve, protect and renew the lien hereof as a first lien on real or personal property, as the case may be, and the rights and remedies of the Mortgagee and otherwise will do and observe all things or matters necessary or expedient to be done or observed by reason of any law or regulation of any State or of the United States of America or of any other competent authority, for the purpose of effectively creating, maintaining and preserving the lien hereof on the Mortgaged Property.

     2.7 Sale or Mortgage of the Mortgaged Property. Except for sales of severed Hydrocarbons in the ordinary course of the Mortgagor's business and the lien and security interest created by this instrument, the Mortgagor will not sell, convey, mortgage, pledge, or otherwise dispose of or encumber the Mortgaged Property nor any portion thereof, nor any of the Mortgagor's right, title or interest therein, without first securing the written consent of the Mortgagee; and the Mortgagor will not enter into any arrangement with any gas pipeline company or other consumer of Hydrocarbons regarding the Mortgaged Property whereby said gas pipeline company or consumer may set off any claim against the Mortgagor by withholding payment for any Hydrocarbons actually delivered.

     2.8 No Governmental Approvals. The Mortgagor warrants that no approval or consent of any regulatory or administrative commission or authority, or of any other governmental body, is necessary to authorize the execution and delivery of this instrument or of the Note, or to authorize the observance or performance by the Mortgagor of the covenants herein or contained in the Note, or that such approvals as are required have been obtained or will be obtained promptly.

     2.9 Right of Entry. The Mortgagor will permit the Mortgagee, employees of the Mortgagee and such other persons or entities as the Mortgagee may in its discretion designate, reasonable access to the Mortgaged Property and to the field offices and other offices, including the principal place of business, of the Mortgagor to inspect and examine the Mortgaged Property and to inspect, review and reproduce, as necessary, any books, records, accounts, contracts or other documents of the Mortgagor.

                                   ARTICLE III

                            Assignment of Production

     3.1 Assignment of Hydrocarbons. The Mortgagee is entitled to receive all of the Hydrocarbons in and under which may be produced and saved from or attributable to the Mortgaged Property, together with all of the proceeds thereof, effective as of the date of this instrument. The Mortgagor acknowledges and agrees that said assignment is intended to be an absolute and unconditional assignment and not merely a pledge of or creation of a security interest therein or assignment as additional security. The Mortgagor hereby authorizes and directs any owner, lessor or party to a lease or other contract comprising or affecting the Mortgaged Property and their respective successors and assigns to treat and regard the Mortgagee as the party entitled, in the Mortgagor's place and stead, to receive said Hydrocarbons and proceeds and to exercise all rights of the Mortgagor with respect thereto; and said parties shall be fully protected in so treating and regarding the Mortgagee and shall be under no obligation to see to the application by the Mortgagee of any such proceeds received by it. For its convenience, the Mortgagee may, with respect to any or all such hydrocarbons or proceeds, permit the Mortgagor to receive such Hydrocarbons or proceeds until the occurrence of and during the continuance of any Event of Default. The exercise of the rights granted to the Mortgagee hereunder to permit the Mortgagor to receive such Hydrocarbons prior to the occurrence and continuance of an Event of Default shall not in any way waive the right of the Mortgagee to demand and receive such Hydrocarbons and proceeds thereafter attributable to the Mortgaged Property and shall not in any way diminish the absolute and unconditional right of the Mortgagee to receive all of said Hydrocarbons and proceeds and cash proceeds not theretofore expended or distributed by the Mortgagor. Notwithstanding the above, Mortgagee hereby represents to Mortgagor that it will not make any demand to receive any such Hydrocarbons or proceeds unless and until an Event of Default has occurred. The Mortgagor hereby agrees that upon (i) written notice from the Mortgagee or (ii) the occurrence and during the continuance of an Event of Default, whichever shall first occur, all cash, proceeds, instruments and other property of whatever kind or character received by the Mortgagor on account of the Mortgaged Property, whether received by the Mortgagor in the exercise of its collection rights hereunder or otherwise, shall be remitted to the Mortgagee or deposited to an account with the Mortgagee in the form received (properly assigned or endorsed to the order of the Mortgagee or for collection and in accordance with the Mortgagee's instructions) not later than the first banking business day following the day of receipt, to be applied as provided in Section 3.2 hereof and, until so applied, may be held by the Mortgagee in a separate account under the dominion and control of the Mortgagee on which the Mortgagor may not draw. The Mortgagor agrees not to commingle any such property, following the occurrence of any such Event of Default, with any of its other funds or property and agrees to hold the same upon an express trust for the Mortgagee until remitted to the Mortgagee.

     3.2 Application of Proceeds. All payments of proceeds received by the Mortgagee pursuant to Section 3.1 of this mortgage shall be placed in a cash collateral account at Mortgagee and on the first business day of each calendar month applied as follows:

     First: To the payment and satisfaction of the interest accrued on the Note as of the date of such application.

     Second: To the payment and satisfaction of all costs and expenses incurred in connection with the collection of such proceeds, and the payment and reimbursement of all items of the Indebtedness not evidenced by any Note.

     Third: To the amounts of principal due and owing on the Note as of the date of such application.

     Fourth: The balance, if any, shall either be applied on the then unmatured principal amounts of the Note, such application to be on such of the Note and installments thereof as the Mortgagee may select, or, at the option of the Mortgagee, released to the Mortgagor.

     3.3 No Liability of the Mortgagee in Collecting. The Mortgagee is hereby absolved from all liability for failure to enforce collection of any proceeds so assigned and from all other responsibility in connection therewith, except the responsibility to account to the Mortgagor for funds actually received.

     3.4 Assignment Not a Restriction of the Mortgagee's Rights. Nothing herein contained shall detract from or limit the absolute obligation of the Mortgagor to make payment of the Indebtedness regardless of whether the proceeds assigned by this Article are sufficient to pay the same, and the rights under this Article shall be in addition to all other security now or hereafter existing to secure the payment of the Indebtedness.

     3.5 Status of Assignment. Notwithstanding the other provisions of this Article, the Mortgagee or any receiver appointed in judicial proceedings for the enforcement of this instrument shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after the Note has been declared due and payable in accordance with the provisions of Section 4.1 hereof and to apply all of said proceeds as provided in Section 3.2 hereof. Upon any sale of the Mortgaged Property or any part thereof pursuant to Article V of this mortgage, the Hydrocarbons thereafter produced from the property so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article.

     3.6 Indemnity. The Mortgagor agrees to indemnify the Mortgagee against all claims, actions, liabilities, judgments, costs, attorneys' fees or other charges of whatsoever kind or nature (all hereinafter in this Section 3.6 called "claims") made against or incurred by it as a consequence of the assertion, either before or after the payment in full of the Indebtedness, that it received Hydrocarbons herein assigned or the proceeds thereof claimed by third persons, and the Mortgagee shall have the right to defend against any such claims, employing attorneys therefore, and unless furnished with reasonable indemnity, shall have the right to pay or compromise and adjust all such claims. The Mortgagor will indemnify and pay to the Mortgagee any and all such amounts as may be paid in respect thereof or as may be successfully adjudged against the Mortgagee. The obligations of the Mortgagor as hereinabove set forth in this
Section 3.6 shall survive the release of this mortgage.

                                   ARTICLE IV

                                Events of Default

     4.1 Events of Default Hereunder. In case any one or more of the following events shall occur ("Events of Default") and shall not have been remedied:

     (a) default in the payment of principal or of interest on any Note, or in the payment of any other Indebtedness secured hereby, when due;

     (b) any indebtedness of the Mortgagor shall become or shall be declared to be due and payable prior to its expressed maturity by reason of any default by the Mortgagor in the performance or observance of any obligation or by reason of the existence of any condition constituting a default in respect of such indebtedness;

     (c) a judgment for the payment of money rendered against the Mortgagor shall remain unsatisfied and in effect for a period of thirty (30) consecutive days without a stay of execution;

     (d) the Mortgagor shall (l) become insolvent, (2) generally fail to pay, or admit in writing its inability to pay, debts as they become due, (3) make a general assignment for the benefit of creditors, (4) apply for, consent to, or acquiesce in the appointment of, a trustee, receiver or other custodian for the Mortgagor or any property thereof, or (5) commence any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law (or consent to or acquiesce in any such case or proceeding commenced against it);

     (e) a trustee, receiver or other custodian shall be appointed for the Mortgagor and shall not be discharged within thirty (30) days, or any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law shall be commenced against the Mortgagor and (if not consented to or acquiesced in by the Mortgagor) shall remain for thirty
(30) days undismissed;

     (f) any of the Mortgaged Property shall be seized or taken by any governmental or similar authority, on any order of attachment, garnishment or any other writ shall be issued, or any other lawful creditor's remedy shall be exercised or attempted to be exercised, with respect thereto;

     (g) the Mortgagor shall fail to maintain the lien and priority of this instrument as against any other person or entity;

     (h) the Mortgaged Property shall be the subject of any foreclosure proceeding (whether judicial or by power of advertisement and sale) by anyone other than Mortgagee;

     (i) any warranty or representation made by the Mortgagor herein or in connection herewith shall prove to be untrue in any material respect;

     (j) The Mortgagor shall fail to perform and observe faithfully and punctually its covenants and obligations hereunder; or

     (k) the title of the Mortgagor to the Mortgaged Property or any substantial part thereof shall become the subject matter of litigation which would or might, in the Mortgagee's opinion, upon final determination result in substantial impairment or loss of the security provided by this instrument.

then and in such event the Mortgagee, at its option, may declare the entire unpaid principal of and the interest accrued on the Note and all other Indebtedness secured hereby to be forthwith due and payable, without any notice or demand of any kind, both of which are hereby expressly waived.

                                    ARTICLE V

                           Enforcement of the Security

     5.1 Power of Sale of Real Property Constituting a Part of the Mortgaged Property. Upon the occurrence of an Event of Default, the Mortgagee shall have the right and power to sell (the power of advertisement and sale permitted and provided for by Wyoming Statutes being hereby expressly granted to Mortgagee by Mortgagor), to the extent permitted by law, at one or more sales, as an entirety or in parcels, as it may elect, the real property constituting a part of the Mortgaged Property, at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers; and the Mortgagor shall warrant title to such real property to such purchaser or purchasers. The Mortgagee may postpone the sale of all or any portion of such real property by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at time of sale fixed by the preceding postponement. The right of sale hereunder shall not be exhausted by one or any sale, and the Mortgagee may make other and successive sales until all of the estate be legally sold.

     5.2 Rights of the Mortgagee With Respect to Personal Property Constituting a Part of the Mortgaged Property. Upon the occurrence of an Event of Default, the Mortgagee will have all rights and remedies granted by law, and particularly by the Uniform Commercial Code, including, but not limited to, the right to take possession of all personal property constituting a part of the Mortgaged Property, and for this purpose the Mortgagee may enter upon any premises on which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom. The Mortgagee may require the Mortgagor to assemble such personal property and make it available to the Mortgagee at a time and place which is reasonably convenient to all parties. Unless such personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Mortgagee will give the Mortgagor reasonable notice of the time and place of any public sale or of the time after any private sale or other disposition of such personal property is to be made. This requirement of sending reasonable notice will be met if the notice is mailed by first-class mail, postage prepaid, to the Mortgagor at the address shown below the signatures at the end of this instrument at least ten (10) days before the time of the sale or disposition.

     5.3 Rights of the Mortgagee With Respect to Fixtures Constituting a Part of the Mortgaged Property. Upon the occurrence of an Event of Default, the Mortgagee may elect to treat the fixtures constituting a part of the Mortgaged Property as either real property collateral or personal property collateral and proceed to exercise such rights as apply to such type of collateral.

     5.4 Judicial Proceedings. Upon occurrence of an Event of Default, the Mortgagee, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, either for a foreclosure hereunder, or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy.

     5.5 Possession of the Mortgaged Property. It shall not be necessary for the Mortgagee to have physically present or constructively in their possession at any sale held by the Mortgagee or by any court, receiver or public officer any or all of the Mortgaged Property, and the Mortgagor shall deliver to the purchaser at such sale on the date of sale the Mortgaged Property purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Mortgaged Property, then the title and right of possession to the Mortgaged Property shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered.

     5.6 Certain Aspects of a Sale. The Mortgagee shall have the right to become the purchaser at any sale held by the Mortgagee, by any court, receiver or public officer, and the Mortgagee shall have the right to credit upon the amount of the bid made therefore the amount payable out of the net proceeds of such sale to it. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the Note after the same have become due and payable, advertisement and conduct of such sale in the manner provided herein.

     5.7 Receipt to Purchaser. Upon any sale, whether made under the power of sale herein granted and conferred or by virtue of judicial proceedings, the receipt of the Mortgagee, or of the officer making sale under judicial proceedings, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, or his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Mortgagee or of such office therefore, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

     5.8 Effect of Sale. Any sale or sales of the Mortgaged Property, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of the Mortgagor of, in and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against the Mortgagor, the Mortgagor's successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under the Mortgagor, or the Mortgagor's successors or assigns. Nevertheless, the Mortgagor, if requested by the Mortgagee to do so, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

     5.9 Application of Proceeds. The proceeds of any sale of the Mortgaged Property, or any part thereof, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall be applied as follows:

     First:  To the payment of all  expenses  incurred by the  Mortgagee  in the performance of its duties including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale or advertisement thereof, and of conveyances, and as well, court costs, compensation of agents and employees and reasonable attorneys' fees.

     Second: To the payment of the Note and of the other items of Indebtedness with interest to the date of such payment.

     Third: Any surplus thereafter remaining shall be paid to the Mortgagor or the Mortgagor's successors or assigns, as their interests shall appear.

     5.10 Liability for Deficiency. The Mortgagor will remain liable for any deficiency owing to the Mortgagee after application of the proceeds of any sale of the Mortgaged Property as set forth in Section 5.9 of this mortgage.

     5.11 The Mortgagor's Waiver of Appraisement, Marshaling, and Other Rights. The Mortgagor agrees, to the full extent that the Mortgagor may lawfully so agree, that the Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this instrument or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but the Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, so far as the Mortgagor or those claiming through or under the Mortgagor now or hereafter lawfully may, hereby waives the benefit of all such laws. The Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, waives, to the extent that the Mortgagor may lawfully do so, any and all right to have the Mortgaged Property marshaled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety or in separate parts. If any law in this paragraph referred to and now in force, of which the Mortgagor or the Mortgagor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this paragraph.

     5.12 Costs and Expenses. All costs and expenses (including attorneys' fees and other legal, management and consulting expenses) incurred by the Mortgagee in protecting and enforcing its rights hereunder, shall constitute a demand obligation owing by the Mortgagor to the party incurring such costs and expenses and shall draw interest at an annual rate equal to the highest rate of interest from time to time accruing under the Note plus one percent (1%) until paid, all of which shall constitute a portion of the Indebtedness.

     5.13 Operation of the Mortgaged Property by the Mortgagee. Upon the occurrence of an Event of Default and in addition to all other rights herein conferred on the Mortgagee, the Mortgagee shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Mortgaged Property, and to exclude the Mortgagor, and the Mortgagor's agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that the Mortgagor shall be at the time entitled and in its place and stead. The Mortgagee, or any person, firm or corporation designated by the Mortgagee, may operate the same without any liability to the Mortgagor in connection with such operations, except to use ordinary care in the operation of such properties, and the Mortgagee, or any person, firm or corporation designated by the Mortgagee, shall have the right to collect, receive and receipt for all Hydrocarbons produced and sold from said properties, to make repairs, purchase machinery and equipment, conduct work-over operations, drill additional wells and to exercise every power, right and privilege of the Mortgagor with respect to the Mortgaged Property. When and if the expenses of such operation and development (including costs of unsuccessful work-over operations or additional wells) have been paid and the Indebtedness paid, said properties shall, if there has been no sale or foreclosure, be returned to the Mortgagor.

                                   ARTICLE VI

                            Miscellaneous Provisions

     6.1 Right to Perform the Mortgagor's Obligations. Each and every covenant herein contained shall be performed and kept by the Mortgagor at the Mortgagor's sole expense. If the Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, the Mortgagee, or any receiver appointed hereunder, may, but shall not be obligated to, perform or keep, or caused to be performed or kept, the same in the Mortgagor's behalf, and the Mortgagor hereby agrees to reimburse the Mortgagee or such receiver (as the case may be) on demand for all expenses incurred in connection therewith plus interest thereon at an annual rate equal to the highest rate of interest from time to time accruing under the Note plus one percent (1%) until paid. The undertaking of such performance by the Mortgagee or such receiver (as the case may be) as aforesaid shall not obligate the Mortgagee or such receiver (as the case may be) to continue such performance or to engage in such performance or performance of any other act in the future, shall not relieve the Mortgagor from the observance or performance of any covenant or agreement contained in this instrument or constitute a waiver of default hereunder and shall not affect the right of the Mortgagee to accelerate the payment of the Indebtedness or to resort to any other of its rights or remedies hereunder or under applicable law.

     6.2 Defense of Claims. The Mortgagor will notify the Mortgagee, in writing, promptly of the commencement of any legal proceedings affecting the lien hereof or the Mortgaged Property, or any part thereof, and will take such action, employing attorneys agreeable to the Mortgagee, as may be necessary to preserve the Mortgagor's and the Mortgagee's rights affected thereby; and should the Mortgagor fail or refuse to take any such action, the Mortgagee may, upon giving prior written notice thereof to the Mortgagor, take such action in behalf and in the name of the Mortgagor and at the Mortgagor's expense. Moreover, the Mortgagee may take such independent action in connection therewith as it may in its discretion deem proper, the Mortgagor hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest at an annual rate equal to the highest rate of interest from time to time accruing under the Note plus one percent (1%), will, on demand, be reimbursed to the Mortgagee or any receiver appointed hereunder.

     6.3 The Mortgaged Property to Revert. If the Indebtedness shall be fully paid and the covenants herein contained shall be well and truly performed, then all of the Mortgaged Property shall revert to the Mortgagor and the entire estate, right, title and interest of the Mortgagee shall thereupon cease; and the Mortgagee in such case shall, upon the request of the Mortgagor and at the Mortgagor's cost and expense, deliver to the Mortgagor proper instruments acknowledging satisfaction of this instrument.

     6.4 Renewals, Amendments and Other Security. Renewals and extensions of the Indebtedness may be given at any time and amendments may be made to agreements relating to any part of such Indebtedness or the Mortgaged Property, and the Mortgagee may take or may now hold other security for the Indebtedness without notice to or consent of the Mortgagor. The Mortgagee may resort first to such other security or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this instrument, which shall continue as a first lien upon the Mortgaged Property not expressly released until the Note and all other Indebtedness secured hereby is fully paid.

     6.5 Construction of Instrument as an Assignment. This instrument shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof.

     6.6 Limitation on Interest. No provision of this instrument or of the Note shall require the payment or permit the collection of interest in excess of the maximum permitted by law or which is otherwise contrary to law. If any excess of interest in such respect is herein or in the Note provided for, or shall be adjudicated to be so provided for herein or in the Note, the Mortgagor shall not be obligated to pay such excess.

     6.7 Unenforceable or Inapplicable Provisions. If any provision hereof or of the Note is invalid or unenforceable in any jurisdiction, the other provisions hereof or of the Note shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of the Mortgagee in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to a statute or law of a state in which no part of the Mortgaged Property is situated shall be deemed inapplicable to, and not used in, the interpretation hereof.

     6.8 Rights Cumulative. Each and every right, power and remedy herein given to the Mortgagee shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     6.9 Indemnification. The Mortgagor shall indemnify the Mortgagee and hold it harmless against, and the Mortgagee shall not be liable for any loss, cost or damage, including, without limitation, attorneys' fees, resulting from exercise by the Mortgagee of any right, remedy, power, or privilege conferred upon it by this instrument or any other instrument pertaining hereto, or from the attempt or failure of the Mortgagee to exercise any such right, remedy, power or privilege; and notwithstanding any provision hereof to the contrary, the foregoing indemnity shall in all respects continue and remain in full force and effect even though all Indebtedness may be fully paid and the lien of this instrument released.

     6.10 Partial Release. No release from the lien of this instrument of any part of the Mortgaged Property by the Mortgagee shall in anywise alter, vary or diminish the force, effect or lien of this instrument against the balance or remainder of the Mortgaged Property.

     6.11 Waiver by the Mortgagee. Any and all covenants in this instrument may from time to time by instrument in writing signed by the Mortgagee be waived to such extent and in such manner as the Mortgagee may desire, but no such waiver shall ever affect or impair either the Mortgagee's rights or liens hereunder, except to the extent specifically stated in such written instrument.

     6.12 Successors and Assigns. This instrument is binding upon the Mortgagor, the Mortgagor's successors and permitted assigns, and shall inure to the benefit of the Mortgagee, its successors and assigns, and the provisions hereof shall likewise be covenants running with the land.

     6.13 Article and Section Headings. The article and section headings in this instrument are inserted for convenience of reference and shall not be considered a part of this instrument or used in its interpretation.

     6.14 Recording References in Exhibit A. Unless otherwise indicated, the oil and gas leases, licenses or other instruments of title described in each numbered paragraph in Exhibit A hereto cover all Hydrocarbons in and under the land described in the same paragraph. The Mortgagor's share of development and operating costs with respect to each of the indicated wells described in Exhibit "A" hereto is the "Working Interest" specified for each such well and the Mortgagor's share of participation in gross production of interests described in Exhibit "A" hereto is the "Net Revenue Interest" specified for each such well described in Exhibit "A" hereto.

     6.15 Special Filing as Financing Statement. This mortgage shall likewise be a security agreement and a Financing Statement. This mortgage shall be filed for record, among other places, in the real estate records of each county in which the oil and gas leases described in Exhibit A hereto, or any part thereof, are situated, and, when filed in such counties shall be effective as a financing statement covering fixtures located on oil and gas properties (and accounts arising therefrom) which are to be financed at the wellhead of the wells located on the real estate described in Exhibit A hereto (and accounts arising therefrom).

     6.16 Notices. All notices, statements, or other instruments authorized or required to be given hereunder shall be directed to the respective parties at the following addresses:

         As to Mortgagor:           Sun River Energy, Inc.

                                    ______________________________

                                    ______________________________

                                    ______________________________

                                    Fax No:_______________________


         As to Mortgagee:           Nova lEASING llc
                                    P.O Box 3412
                                    Casper, WY 82602

                                    ______________________________

                                    Fax No:_______________________

and all such notices, statements or instruments shall be deemed to have been given when delivered, or if sent by mail, on the third business day after the same have been deposited in the mails, so addressed, with postage prepaid, registered and with return receipt requested; or if sent by telex or telegram, four (4) hours after the same have been deposited with an operating telex or telegraph operator for immediate transmission; or if delivered by any other means, on the date actually received by the party to whom such notice is directed.

     6.17 Survival of Representations and Warranties. All representations and warranties of the Mortgagor contained in this instrument shall survive the execution and delivery of this instrument, the making of the loans and advances hereunder, and the execution and delivery of the evidence of such loans and advances and the security therefore.

     6.18 Choice of Law. This mortgage shall be construed and enforced in accordance with and governed by the laws of the State of Wyoming.

                                                     MORTAGOR AND DEBTOR:

                                                     SUN RIVER ENERGY, INC.,
                                                     a Colorado corporation

                                                     By:    ___________________

                                                     Title: ___________________

STATE OF______________     )
                           )   SS
COUNTY OF  ___________     )

         The   foregoing    instrument   was    acknowledged    before   me   by
_________________,  ______________________ of ___________________________,  this day of , 2006.

                  Witness my hand and official seal.


                                                    ___________________________
                                                    Notary Public

My Commission Expires:

___________________________